UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INTERMEDIATE BOND

PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 56.8%
CONSUMER DISCRETIONARY - 2.5%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	$1,178,000	$397,575	(a)

Media - 1.6%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,415,620
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	546,450
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	630,000	726,438
Reed Elsevier Capital Inc.	7.750%	1/15/14	580,000	678,070
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	45,062
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,553,985
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	1,061,414

Total Media				7,027,039

Multiline Retail - 0.8%
JC Penney Corp. Inc.	5.750%	2/15/18	610,000	628,300
Macy’s Retail Holdings Inc.	5.350%	3/15/12	1,050,000	1,094,625
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,558,200

Total Multiline Retail				3,281,125

TOTAL CONSUMER DISCRETIONARY				10,705,739

CONSUMER STAPLES - 3.0%
Beverages - 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,200,000	1,354,549
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	143,245
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,553,052
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,179,138

Total Beverages				4,229,984

Food & Staples Retailing - 0.8%
Kroger Co., Notes	3.900%	10/1/15	865,000	938,777
Safeway Inc., Senior Notes	3.950%	8/15/20	930,000	935,240
Wal-Mart Stores Inc.	4.250%	4/15/13	930,000	1,009,078
Walgreen Co., Senior Notes	5.250%	1/15/19	540,000	627,591

Total Food & Staples Retailing				3,510,686

Food Products - 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,440,000	1,608,550

Tobacco - 0.9%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	478,979
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	884,704
Philip Morris International Inc.	5.650%	5/16/18	970,000	1,135,682
Reynolds American Inc., Senior Notes	7.250%	6/1/13	1,160,000	1,303,079

Total Tobacco				3,802,444

TOTAL CONSUMER STAPLES				13,151,664

ENERGY - 6.4%
Energy Equipment & Services - 1.2%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	720,000	918,879
Sonat Inc., Notes	7.625%	7/15/11	2,454,000	2,544,040
Transocean Inc., Senior Notes	5.250%	3/15/13	1,530,000	1,609,124

Total Energy Equipment & Services				5,072,043

Oil, Gas & Consumable Fuels - 5.2%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	1,680,000	1,834,441
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	940,000	1,023,784
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	150,000	152,937
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	180,945
ConocoPhillips	5.200%	5/15/18	1,910,000	2,193,857
Devon Energy Corp.	6.300%	1/15/19	1,170,000	1,415,761
Enbridge Energy Partners LP	9.875%	3/1/19	590,000	804,546
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	800,000	1,061,322
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	500,000	640,680
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	1,500,000	1,730,103
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	127,500	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	$1,710,000	$1,928,895
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	442,271
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	208,227
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,364,986
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,720,000	2,132,800
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,320,000	1,453,006
Williams Cos. Inc., Notes	7.875%	9/1/21	533,000	647,171
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	500,054
XTO Energy Inc., Senior Notes	7.500%	4/15/12	859,000	946,414
XTO Energy Inc., Senior Notes	6.250%	4/15/13	1,645,000	1,860,520

Total Oil, Gas & Consumable Fuels				22,650,220

TOTAL ENERGY				27,722,263

FINANCIALS - 30.7%
Capital Markets - 4.4%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	710,000	826,986
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,110,000	1,352,130
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,380,000	2,868,775	(c)(d)
Goldman Sachs Capital III, Preferred Securities	1.067%	9/1/12	2,590,000	1,793,575	(c)(d)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	100,000	106,578
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	40,000	43,139
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	210,000	228,247
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	42,069
Goldman Sachs Group Inc., Senior Notes	5.250%	4/1/13	950,000	1,026,247
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	78,096
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	420,000	442,685
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	4,090,000	1,094,075	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,590,000	425,325	(a)(b)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	6,200,000	620	(a)(c)(d)
Lehman Brothers Holdings E-Capital Trust I, Notes	3.850%	8/19/65	360,000	36	(a)(c)
Lehman Brothers Holdings Inc., Medium-Term Notes	5.625%	1/24/13	600,000	138,000	(a)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	3	(a)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,551,355
Morgan Stanley	7.300%	5/13/19	2,100,000	2,415,380
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	1,180,000	1,250,385
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	3,190,000	3,329,479

Total Capital Markets				19,013,185

Commercial Banks - 11.5%
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,590,000	1,612,424	(b)
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	50,000	35,937	(c)(d)
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	2,690,000	2,640,232	(b)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,070,000	1,126,226	(b)
Bank of Nova Scotia, Secured Bonds	1.450%	7/26/13	2,100,000	2,122,709	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	380,000	391,683	(b)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	310,000	343,673
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	960,000	1,041,105	(b)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	960,170	(b)
BB&T Corp., Senior Notes	3.850%	7/27/12	750,000	785,988
BNP Paribas, Senior Notes	2.125%	12/21/12	700,000	715,462
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	868,817	(b)
Cie de Financement Foncier, Secured Bonds	2.125%	4/22/13	2,000,000	2,036,254	(b)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,898,336	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	694,665	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,350,000	1,444,500	(b)(c)(d)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	4,910,000	4,947,031	(b)
Glitnir Banki HF	6.329%	7/28/11	120,000	36,600	(a)(b)(c)(e)
Glitnir Banki HF, Notes	4.859%	1/21/11	4,430,000	1,351,150	(a)(b)(c)(e)
Glitnir Banki HF, Notes	6.375%	9/25/12	1,980,000	603,900	(a)(b)(e)
Glitnir Banki HF, Senior Notes	4.973%	1/18/12	100,000	30,500	(a)(b)(c)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	910,000	0	(a)(b)(e)(f)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
International Bank for Reconstruction &
Development, Bonds	1.125%	7/6/12	$2,400,000	$2,412,480
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	470,000	475,583	(b)
Landsbanki Islands HF	7.431%	10/19/17	1,830,000	0	(a)(b)(d)(e)(f)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,330,000	250,475	(a)(b)(e)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	170,000	178,089	(b)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	654,882	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	745,000	968,500	(b)(c)(d)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,273,151
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	1,810,000	1,828,923
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	1,030,000	1,002,219	(b)(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	1,075,000	705,110	(b)(c)(d)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	720,000	755,761	(b)
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/66	550,000	511,500	(c)
Toronto-Dominion Bank, Secured Bonds	2.200%	7/29/15	1,930,000	1,955,883	(b)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,150,640
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	708,000	621,270	(c)(d)
Wachovia Corp., Subordinated Notes	0.815%	10/28/15	1,170,000	1,083,435	(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	2,720,000	2,882,210
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	790,000	769,695
Westpac Banking Corp., Notes	3.250%	12/16/11	600,000	617,694	(b)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,010,000	1,068,652	(b)

Total Commercial Banks				49,853,514

Consumer Finance - 3.3%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	390,000	414,375
Ally Financial Inc., Senior Notes	6.750%	12/1/14	955,000	994,991
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	325,000	333,937
American Express Co., Senior Notes	8.125%	5/20/19	120,000	154,969
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	2,060,409
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,071,036	(b)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	1,370,000	1,400,547
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	1,330,000	1,450,054
GMAC Inc., Notes	2.200%	12/19/12	5,160,000	5,334,377
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	990,000	999,963

Total Consumer Finance				14,214,658

Diversified Financial Services - 7.6%
Bank of America Corp., Senior Notes	4.500%	4/1/15	290,000	304,281
Bank of America Corp., Senior Notes	7.625%	6/1/19	760,000	901,248
CDP Financial Inc.	4.400%	11/25/19	890,000	948,067	(b)
Citigroup Funding Inc., Notes	2.250%	12/10/12	6,850,000	7,085,770
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,100,000	1,206,022
Citigroup Inc., Senior Notes	6.375%	8/12/14	730,000	810,647
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	509,982
Citigroup Inc., Senior Notes	6.010%	1/15/15	110,000	120,934
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,910,000	3,597,752
FDIC Structured Sale Guaranteed Notes, Notes	0.000%	10/25/13	1,400,000	1,335,894	(b)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	2,000,000	2,265,208
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,132,176
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	247,541
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,700,738	(c)
ILFC E-Capital Trust I	5.900%	12/21/65	250,000	163,750	(b)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	300,300	(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,430,000	1,530,100	(b)
JPMorgan Chase Capital XXII	6.450%	2/2/37	950,000	951,316
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,872,000	1,876,253	(c)(d)
Private Export Funding Corp.	3.550%	4/15/13	1,640,000	1,753,988
TNK-BP Finance SA	6.875%	7/18/11	703,000	724,969	(b)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Diversified Financial Services - continued
TNK-BP Finance SA, Notes	6.125%	3/20/12	$210,000	$218,127	(b)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	1,710,000	1,750,168	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,560,000	1,482,000	(b)(c)

Total Diversified Financial Services				32,917,231

Insurance - 2.5%
Allstate Life Global Funding Trust	5.375%	4/30/13	1,210,000	1,337,180
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	258,750
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	582,500
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/67	1,130,000	1,186,500	(b)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	70,000	65,450
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,460,000	1,505,727	(b)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,820,000	1,864,495
Suncorp-Metway Ltd., Senior Notes	2.026%	7/16/12	2,350,000	2,406,381	(b)(c)
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	330,000	406,091	(b)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/67	1,570,000	1,507,200	(c)

Total Insurance				11,120,274

Thrifts & Mortgage Finance - 1.4%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	2,820,000	2,995,669
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	871,790
Stadshypotek AB, Secured Bonds	1.450%	9/30/13	2,210,000	2,217,220	(b)

Total Thrifts & Mortgage Finance				6,084,679

TOTAL FINANCIALS				133,203,541

HEALTH CARE - 2.4%
Health Care Equipment & Supplies - 0.6%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	602,425
Hospira Inc., Senior Notes	5.550%	3/30/12	1,700,000	1,823,944
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	427,127

Total Health Care Equipment & Supplies				2,853,496

Health Care Providers & Services - 0.6%
Universal Health Services Inc.	6.750%	11/15/11	1,720,000	1,789,516
WellPoint Inc., Notes	5.875%	6/15/17	100,000	115,249
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	559,710

Total Health Care Providers & Services				2,464,475

Pharmaceuticals - 1.2%
Abbott Laboratories, Senior Notes	5.125%	4/1/19	1,270,000	1,463,727
GlaxoSmithKline Capital Inc., Senior Bonds	5.650%	5/15/18	1,260,000	1,496,895
Pfizer Inc., Senior Notes	6.200%	3/15/19	1,190,000	1,465,193
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	650,000	787,452	(b)

Total Pharmaceuticals				5,213,267

TOTAL HEALTH CARE				10,531,238

INDUSTRIALS -2.3%
Aerospace & Defense - 0.5%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,508,200
Systems 2001 Asset Trust	6.664%	9/15/13	747,989	825,182	(b)

Total Aerospace & Defense				2,333,382

Airlines - 0.4%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	615,328	641,479
US Airways Pass-Through Trust	6.850%	1/30/18	1,202,698	1,154,590

Total Airlines				1,796,069

Commercial Services & Supplies - 0.3%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	1,230,000	1,317,637

Industrial Conglomerates - 0.5%
Tyco International Group SA, Notes	6.000%	11/15/13	1,358,000	1,539,144
United Technologies Corp., Senior Notes	4.500%	4/15/20	460,000	515,811

Total Industrial Conglomerates				2,054,955

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Road & Rail - 0.6%
Canadian National Railway Co. Financing Pass- Through Trusts, Secured Bonds	7.195%	1/2/16	$2,152,155	$2,603,753	(f)

TOTAL INDUSTRIALS				10,105,796

MATERIALS - 2.5%
Chemicals - 0.8%
Dow Chemical Co.	6.000%	10/1/12	1,770,000	1,917,838
Lubrizol Corp., Senior Notes	8.875%	2/1/19	1,130,000	1,468,070

Total Chemicals				3,385,908

Metals & Mining - 1.3%
Alcoa Inc., Notes	6.000%	7/15/13	70,000	76,151
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	1,000,000	1,227,328
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	2,210,000	2,728,572
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,390,000	1,591,084

Total Metals & Mining				5,623,135

Paper & Forest Products - 0.4%
Willamette Industries Inc.	7.125%	7/22/13	1,839,000	1,984,088

TOTAL MATERIALS				10,993,131

TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 2.5%
AT&T Inc., Global Notes	5.600%	5/15/18	220,000	257,076
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	1,800,000	2,076,575
Embarq Corp., Notes	7.082%	6/1/16	1,380,000	1,533,739
Qwest Corp., Notes	8.875%	3/15/12	1,510,000	1,657,225
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	1,400,000	1,510,790
Telecom Italia Capital SA, Senior Notes	6.999%	6/4/18	20,000	22,975
Telefonica Emisiones SAU	0.775%	2/4/13	3,570,000	3,494,666	(c)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	90,000	97,914

Total Diversified Telecommunication Services				10,650,960

Wireless Telecommunication Services - 2.5%
America Movil SAB de CV, Senior Notes	3.625%	3/30/15	730,000	760,325
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	450,000	507,697
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	3,000,000	3,392,565
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	3,000,000	3,332,874
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	2,669,000	2,855,830

Total Wireless Telecommunication Services				10,849,291

TOTAL TELECOMMUNICATION SERVICES				21,500,251

UTILITIES - 2.0%
Electric Utilities - 1.1%
Duke Energy Corp., Notes	6.250%	1/15/12	1,078,000	1,153,759
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	856,854
FirstEnergy Corp., Notes	7.375%	11/15/31	140,000	152,116
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,510,000	1,623,032
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	827,000	897,397

Total Electric Utilities				4,683,158

Independent Power Producers & Energy Traders - 0.3%
Energy Future Holdings Corp., Senior Notes	5.550%	11/15/14	2,480,000	1,326,800

Multi-Utilities - 0.6%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	1,046,000	1,140,399
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,577,912

Total Multi-Utilities				2,718,311

TOTAL UTILITIES				8,728,269

TOTAL CORPORATE BONDS & NOTES (Cost - $250,771,813)				246,641,892

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
ASSET-BACKED SECURITIES - 6.1%
FINANCIALS - 6.1%
Automobiles - 0.6%
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	$1,980,000	$2,077,271	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	430,000	474,608	(b)

Total Automobiles				2,551,879

Credit Cards - 1.2%
Bank of America Credit Card Trust, 2010-A1 A1	0.557%	9/15/15	2,440,000	2,440,001	(c)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	2,840,000	2,922,190

Total Credit Cards				5,362,191

Home Equity - 3.1%
ABFS Mortgage Loan Trust, 2002-3 A	4.763%	9/15/33	35,779	33,462
AFC Home Equity Loan Trust, 2003-3 1A	0.606%	10/25/30	549,940	296,803	(b)(c)(f)
Countrywide Asset-Backed Certificates, 2002-BC1	0.916%	4/25/32	263,472	147,704	(c)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.716%	10/25/35	800,000	743,593	(c)
Countrywide Asset-Backed Certificates, 2005-6 M1	0.746%	12/25/35	1,950,000	1,833,419	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.407%	11/15/36	2,797,987	2,029,324	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.696%	5/25/35	800,000	741,811	(c)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.876%	1/25/35	1,320,000	1,150,238	(b)(c)
First Horizon ABS Trust, 2007-HE1 A	0.386%	9/25/29	755,714	558,550	(c)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	371,235	379,679	(b)
Home Equity Asset Trust, 2005-3 M2	0.696%	8/25/35	860,000	819,821	(c)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.516%	3/25/31	156,578	103,194	(c)
MSDWCC Heloc Trust, 2003-1 A	0.796%	11/25/15	288,362	245,128	(c)
Park Place Securities Inc., 2004-WCW1 M2	0.936%	9/25/34	2,500,000	2,224,920	(c)
Quest Trust, 2005-X1 M1	0.756%	3/25/35	377,888	371,209	(b)(c)
Residential Asset Mortgage Products Inc., 2003- RZ4 A7	4.790%	6/25/33	687,442	682,441
Soundview Home Equity Loan Trust, 2005-3 M2	0.776%	6/25/35	674,019	653,632	(c)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	618,201	587,613

Total Home Equity				13,602,541

Manufactured Housing - 0.2%
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	978,620	1,024,171

Student Loan - 1.0%
Education Funding Capital Trust, 2003-3 A6	1.759%	12/15/42	200,000	190,750	(c)
Nelnet Student Loan Trust, 2008-4 A4	1.978%	4/25/24	1,140,000	1,175,069	(c)
SLM Student Loan Trust, 2003-11 A6	0.582%	12/15/25	1,800,000	1,670,580	(b)(c)(f)
Student Loan Consolidation Center, 2002-1 A3	2.704%	3/1/42	500,000	457,500	(b)(c)
Student Loan Consolidation Center, 2002-2 A14	1.848%	7/1/42	800,000	732,000	(b)(c)

Total Student Loan				4,225,899

TOTAL ASSET-BACKED SECURITIES (Cost - $26,455,147)				26,766,681

COLLATERALIZED MORTGAGE OBLIGATIONS - 8.2%
ARM Trust, 2004-5 4A1	5.266%	4/25/35	566,922	537,465	(c)
Banc of America Funding Corp., 2005-B 2A1	3.033%	4/20/35	1,410,350	1,037,294	(c)
Bayview Commercial Asset Trust, 2005-1A A2	0.606%	4/25/35	1,076,416	742,627	(b)(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	3.007%	4/25/35	1,077,916	867,778	(c)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.898%	10/25/35	1,248,294	906,482	(c)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	4.625%	2/25/36	1,201,794	1,192,780	(b)(c)(f)
Countrywide Home Loans, 2004-20 2A1	2.878%	9/25/34	389,466	171,301	(c)
Countrywide Home Loans, 2004-R1 1AF	0.656%	11/25/34	418,338	348,942	(b)(c)
Countrywide Home Loans, 2006-R2 AF1	0.676%	7/25/36	672,026	545,916	(b)(c)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,563,471	1,029,530
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.860%	6/25/34	503,832	359,598	(c)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.806%	2/25/48	1,704,366	1,707,604	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3702 FG	0.707%	8/15/32	1,460,132	1,456,346	(c)
First Horizon Mortgage Pass-Through Trust, 2003-AR2 2A1	2.838%	7/25/33	872,485	851,054	(c)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	$2,293,916	$2,354,853
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.606%	1/25/35	366,876	299,997	(b)(c)
Harborview Mortgage Loan Trust, 2004-10 4A	2.812%	1/19/35	911,392	898,770	(c)
HSI Asset Securitization Corp. Trust, 2005-NC1 2A3	0.616%	7/25/35	232,224	216,254	(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.956%	11/25/37	2,042,557	1,757,573	(c)
MASTR ARM Trust, 2004-11 M1	0.896%	11/25/34	935,638	825,791	(c)
MASTR ARM Trust, 2004-13 3A7	2.903%	11/21/34	6,815,190	6,170,800	(c)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.606%	5/25/35	317,476	259,448	(b)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A2	2.799%	2/25/35	928,099	881,631	(c)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.852%	2/25/34	1,137,316	1,093,074	(c)
MLCC Mortgage Investors Inc., 2005-1 2A2	2.382%	4/25/35	1,054,593	992,678	(c)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.382%	4/25/35	338,886	326,224	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	11,618	9,955	(b)
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	1,480,465	1,506,113
SACO I Trust, 2007-VA1 A	8.800%	6/25/21	1,391,001	1,493,066	(b)(c)
Sequoia Mortgage Trust, 2003-3 A1	0.587%	7/20/33	886,466	807,741	(c)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.597%	5/19/35	1,353,377	1,007,820	(c)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	2,830,000	2,627,596
Structured Asset Securities Corp., 2006-2 1A1	0.657%	9/15/34	179,444	178,188	(b)(c)(f)
Washington Mutual Inc., 2004-AR11	2.718%	10/25/34	192,584	178,591	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $37,962,785)				35,640,880

MORTGAGE-BACKED SECURITIES - 2.8%
FHLMC - 0.6%
Federal Home Loan Mortgage Corp. (FHLMC)	3.553%	1/1/19	5,911	6,084	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	25,543	31,242
Federal Home Loan Mortgage Corp. (FHLMC)	3.002%	12/1/34	774,358	806,104	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.757%	7/1/35	1,804,470	1,891,119	(c)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	2,716	628	(e)

Total FHLMC				2,735,177

FNMA - 1.5%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	17,201	18,451
Federal National Mortgage Association (FNMA)	3.185%	3/1/18	10,647	10,789	(c)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	21,416	24,684
Federal National Mortgage Association (FNMA)	2.960%	12/1/34	382,075	400,635	(c)
Federal National Mortgage Association (FNMA)	2.131%	1/1/35	1,897,236	1,974,842	(c)
Federal National Mortgage Association (FNMA), Grantor Trust	5.763%	12/25/11	3,663,449	3,879,487
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	2,881	2,781	(e)

Total FNMA				6,311,669

GNMA - 0.7%
Government National Mortgage Association (GNMA)	2.174%	6/20/60	2,855,806	3,030,867	(c)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $11,700,096)				12,077,713

MUNICIPAL BONDS - 1.3%
California - 0.1%
California State, GO	6.200%	10/1/19	450,000	498,227

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance
Agency, Student Loan Revenue	0.804%	5/1/46	2,850,000	2,522,250	(c)(f)

Virginia - 0.6%
Virginia State Housing Development Authority	6.000%	6/25/34	2,475,591	2,483,141

TOTAL MUNICIPAL BONDS (Cost - $5,417,677)				5,503,618

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SOVEREIGN BONDS - 1.1%
Canada - 0.4%
Province of Ontario	4.000%	10/7/19	$1,620,000	$1,748,740

Japan - 0.6%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,837,355

Russia - 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	270,000	281,475	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	15,862	18,943	(b)

Total Russia				300,418

TOTAL SOVEREIGN BONDS (Cost - $4,588,620)				4,886,513

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 13.7%
U.S. Government Agencies - 8.7%
Farmer Mac	3.000%	9/22/14	120,000	128,642
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,769,149	(b)
Federal Farm Credit Bank (FFCB)	4.875%	4/4/12	2,561,000	2,729,829
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.355%	5/4/11	15,200,000	15,207,175	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.000%	2/16/17	2,420,000	2,842,002
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	4,320,000	2,851,930
Federal National Mortgage Association (FNMA), Notes	0.700%	10/19/12	2,200,000	2,199,978
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,600,000	1,726,067
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,590,000	1,722,213
Tennessee Valley Authority	5.625%	1/18/11	373,000	378,949
Tennessee Valley Authority, Bonds	6.790%	5/23/12	2,747,000	3,026,076
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	87,634
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,265,090

Total U.S. Government Agencies				37,934,734

U.S. Government Obligations - 5.0%
U.S. Treasury Bonds	4.375%	5/15/40	1,690,000	1,898,090
U.S. Treasury Notes	1.250%	8/31/15	3,480,000	3,478,914
U.S. Treasury Notes	1.875%	8/31/17	100,000	99,914
U.S. Treasury Notes	1.875%	9/30/17	2,990,000	2,982,525
U.S. Treasury Notes	3.500%	5/15/20	5,110,000	5,546,752
U.S. Treasury Notes	2.625%	8/15/20	7,460,000	7,529,937

Total U.S. Government Obligations				21,536,132

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $57,409,268)				59,470,866

U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.5%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	1,589,127	1,827,372	(g)
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,643,226	2,801,613	(g)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,472,359	1,736,924

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $5,295,613)				6,365,909

			SHARES
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		84,900	36,507	*(c)
Federal National Mortgage Association (FNMA)	8.250%		61,925	26,937	*(c)

TOTAL PREFERRED STOCKS (Cost - $3,670,625)				63,444

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY		EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $126.00		10/22/10	89	$72,312
U.S. Treasury 10-Year Notes Futures, Call @ $127.00		10/22/10	69	22,641

TOTAL PURCHASED OPTIONS (Cost - $114,389)				94,953

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $403,386,033)				397,512,469

	RATE	MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 9.1%
U.S. Government Agencies - 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $479,296)	0.240%	5/9/11	$480,000	479,443	(g)(h)

Repurchase Agreements - 9.0%
Goldman Sachs & Co. repurchase agreement dated 9/30/10; Proceeds at maturity - $38,886,227; (Fully collateralized by U.S. government agency obligations, 1.250% due 5/3/12; Market value - $39,667,238) (Cost - $38,886,000)	0.210%	10/1/10	38,886,000	38,886,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $39,365,296)				39,365,443

TOTAL INVESTMENTS - 100.6% (Cost - $442,751,329#)				436,877,912
Liabilities in Excess of Other Assets - (0.6)%				(2,728,842)

TOTAL NET ASSETS - 100.0%				$434,149,070

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of September 30, 2010.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/11	$99.25	226	$220,350
Eurodollar Futures, Put	3/14/11	99.25	226	28,250
U.S. Treasury 10-Year Notes Futures, Call	11/26/10	126.00	49	68,141
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	120.00	49	3,828

TOTAL WRITTEN OPTIONS (Premiums received - $288,387)				$320,569

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Intermediate Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the last quoted bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$246,641,892	$0	*	$246,641,892
Asset-backed securities	—	24,799,298	1,967,383		26,766,681
Collateralized mortgage obligations	—	34,269,912	1,370,968		35,640,880
Mortgage-backed securities	—	12,077,713	—		12,077,713
Municipal bonds		2,981,368	2,522,250		5,503,618
Sovereign bonds	—	4,886,513	—		4,886,513
U.S. government & agency obligations	—	59,470,866	—		59,470,866
U.S. treasury inflation protected securities	—	6,365,909	—		6,365,909
Preferred stocks	$63,444	—	—		63,444
Purchased options	94,953	—	—		94,953

Total long-term investments	$158,397	$391,493,471	$5,860,601		$397,512,469

Short-term investments†	—	39,365,443	—		39,365,443

Total investments	$158,397	$430,858,914	$5,860,601		$436,877,912

Other financial instruments:
Written options	$(320,569)	—	—		$(320,569)
Futures contracts	420,613	—	—		420,613
Credit default swaps on corporate issues - sell protection‡	—	$(12,933)	—		(12,933)
Credit default swaps on corporate issues - buy protection‡	—	60,392	—		60,392
Credit default swaps on credit indices - sell protection‡	—	(133,821)	—		(133,821)

Total other financial instruments	$100,044	$(86,362)	—		$13,682

Total	$258,441	$430,772,552	$5,860,601		$436,891,594

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.00.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MUNICIPAL BONDS	PREFERRED STOCKS	TOTAL
Balance as of December 31, 2009	—		$328,129	—	—	$230,595	$558,724
Accrued premiums/discounts	—		1,034	$575	$1,933	—	3,542
Realized gain (loss)[1]	—		(75)	13,324	5,762	(1,566,726)	(1,547,715)
Change in unrealized appreciation
(depreciation)[2]	—		25,713	12,840	(132)	1,711,515	1,749,936
Net purchases (sales)	—		1,612,582	1,344,229	2,514,687	(375,384)	5,096,114
Transfers into Level 3	$0	*	—	—	—	—	0	*
Transfers out of Level 3	—		—	—	—	—	—

Balance as of September 30, 2010	$0	*	$1,967,383	$1,370,968	$2,522,250	—	$5,860,601

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[2]	—		$25,713	$12,840	$(132)	—	$38,421

[1]	This amount is included in net realized gain (loss) from investment transactions.

[2]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*	Value is less than $1.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction.

Notes to Schedule of Investments (unaudited) (continued)

However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be

Notes to Schedule of Investments (unaudited) (continued)

required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Stripped Securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

Notes to Schedule of Investments (unaudited) (continued)

(i) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,908,665
Gross unrealized depreciation	(29,782,082)

Net unrealized depreciation	$(5,873,417)

At September 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	61	12/11	$15,119,811	$15,143,250	$23,439
U.S. Treasury 5-Year Notes	25	12/10	2,986,355	3,021,680	35,325
U.S. Treasury 10-Year Notes	365	12/10	45,546,139	46,007,109	460,970
U.S. Treasury 30-Year Bonds	37	12/10	4,929,714	4,947,594	17,880

					537,614

Contracts to Sell:
90-Day Eurodollar	61	12/12	15,011,139	15,050,225	(39,086)
U.S. Treasury 2-Year Notes	224	12/10	49,086,585	49,164,500	(77,915)

					(117,001)

Net unrealized gain on open futures contracts					$420,613

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	1,445	$823,626
Options written	5,746	2,152,647
Options closed	(5,839)	(2,553,517)
Options exercised	(193)	(54,860)
Options expired	(609)	(79,509)

Written options, outstanding September 30, 2010	550	$288,387

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2010, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2010[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Morgan Stanley & Co. Inc. (SLM Corp., 5.125% due 8/27/12)	$800,000	9/20/12	3.57%	2.600% quarterly	$(12,933)	$—	$(12,933)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION 4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$100,000	3/20/11	5.000% quarterly	$(42)	$(438)	$396
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	60,000	3/20/13	5.000% quarterly	1,160	(195)	1,355
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	40,000	3/20/20	5.000% quarterly	2,860	1,210	1,650
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	100,000	3/20/15	5.000% quarterly	5,178	1,216	3,962
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	330,000	3/20/15	5.000% quarterly	17,089	2,880	14,209
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	420,000	3/20/20	5.000% quarterly	30,032	10,479	19,553
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	330,000	3/20/11	5.000% quarterly	(138)	(1,604)	1,466
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	220,000	3/20/13	5.000% quarterly	4,253	(1,201)	5,454

Total	$1,600,000			$60,392	$12,347	$48,045

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[5]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Goldman Sachs Group Inc. (iBoxx IG HiVol4)	7,550,942	6/20/12	1.000% quarterly	$(133,821)	$(28,795)	$(105,026)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Notes to Schedule of Investments (unaudited) (continued)

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010.

			Futures Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$94,953	$(320,569)	$537,614	$(117,001)	—	$194,997
Credit Contracts	—	—	—	—	$(86,362)	$(86,362)

Total	$94,953	$(320,569)	$537,614	$(117,001)	$(86,362)	$108,635

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 151,944
Written options	718,733
Futures contracts (to buy)	82,954,045
Futures contracts (to sell)	39,544,150

Average Notional Balance
Interest rate swap contracts†	$15,180,000
Credit default swap contracts (to sell protection)	9,108,805
Credit default swap contracts (to buy protection)	8,640,640

†	At September 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

Notes to Schedule of Investments (unaudited) (continued)

As of September 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $146,934. If a contingent feature would have been triggered as of September 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $200,000.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 23, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 23, 2010